UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2018

ENERGY FUELS INC.
(Exact name of registrant as specified in its charter)

Ontario	001-36204	98-1067994
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

225 Union Blvd., Suite 600
Lakewood, Colorado	80228
(Address of principal executive offices)	(Zip Code)

(303) 974-2140
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b -2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.[ ]

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

David C. Frydenlund

On February 14, 2018, Energy Fuels Inc. (the “Registrant”) and Mr. David C. Frydenlund entered into an Employment Agreement (the “Frydenlund Agreement”), effective March 2, 2018, which has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will be paid an annual salary of US$270,864 (the “Frydenlund Base Salary”), subject to review and increase at the discretion of the Registrant. Pursuant to the Frydenlund Agreement, Mr. Frydenlund will act as Chief Financial Officer, General Counsel and Corporate Secretary of the Registrant.

Mr. Frydenlund is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Registrant’s benefit plans extended to other employees of the Registrant with similar position or level. In addition, Mr. Frydenlund has a cash bonus opportunity during each calendar year with a target equal to 40% (the “Frydenlund Target Cash Bonus Percentage”) of his Base Salary (the “Frydenlund Target Cash Bonus”), in accordance with the Registrant’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 80% (the “Frydenlund Target Equity Award Percentage”) of his Base Salary (the “Frydenlund Target Equity Award”), in accordance with the Registrant’s Long Term Incentive Plan.

The Registrant may terminate the Frydenlund Agreement for just cause, without just cause or in the event of a disability. Mr. Frydenlund may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office, provided that ceasing to be the Chief Financial Officer shall not constitute a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Frydenlund Base Salary, Frydenlund Target Cash Bonus Percentage or Frydenlund Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Frydenlund’s employment is terminated by the Registrant without just cause or upon a disability or by the Registrant giving a notice not to renew the Frydenlund Agreement, or Mr. Frydenlund elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Frydenlund Severance Amount”) equal to one and one-half (1½) times the sum of the Frydenlund Base Salary, the Frydenlund Target Cash Bonus and the Frydenlund Target Equity Award for the full year in which the date of termination occurs.

Further, in the event that upon a change of control, Mr. Frydenlund’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Registrant’s obligations under Mr. Frydenlund’s employment agreement with the Registrant, then Mr. Frydenlund’s employment will be deemed to have been terminated without just cause and Mr. Frydenlund will be entitled to receive the same Frydenlund Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Frydenlund’s employment is terminated without just cause or for a disability, or Mr. Frydenlund elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Frydenlund Severance Amount described above, all of Mr. Frydenlund’s unvested stock options and restricted stock units will automatically vest.

Mr. Frydenlund is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Frydenlund may not solicit any business from any customer, client or business relation of the Registrant, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Registrant.

In addition to payment of the Frydenlund Severance Amount in the circumstances set out above, in the event of any termination, the Registrant will reimburse all direct costs associated with relocating Mr. Frydenlund and his family to Canada, provided such relocation occurs within 14 months from the date of termination. Such reimbursement will not apply to the extent the costs contemplated are paid by another employer.

This description of the material terms of the Frydenlund Agreement does not purport to be complete and is qualified in its entirety by reference to the Frydenlund Agreement which will be filed as an exhibit to the Registrant’s Form 10-K for the year ended December 31, 2017.

Mr. Frydenlund, aged 60, is currently the Registrant’s Senior Vice President, General Counsel and Corporate Secretary. Mr. Frydenlund has over 30 years of experience in the legal, financial and capital markets fields, and has worked in the U.S uranium mining industry since 1997, serving in various legal, regulatory and finance-related capacities. From 1997 to July 2012, Mr. Frydenlund was Vice President Regulatory Affairs, Counsel, General Counsel and Corporate Secretary of Denison Mines Corp., and its predecessor International Uranium Corporation (IUC), and was also a director of IUC from 1997 to 2006 and Chief Financial Officer of IUC from 2000 to 2005. From 1996 to 1997, Mr. Frydenlund was a Vice President of the Lundin Group of international public mining and oil and gas companies, and prior thereto was a partner with the Vancouver law firm of Ladner Downs (now Borden Ladner Gervais) where his practice focused on corporate, securities and international mining transactions law. David holds a bachelor’s degree in business and economics from Simon Fraser University, a master’s degree in economics and finance from the University of Chicago and a law degree from the University of Toronto.

There are no family relationships among Mr. Frydenlund and the members of the Board or the other members of senior management of the Registrant.

W. Paul Goranson

On February 14, 2018, the Registrant and Mr. W. Paul Goranson entered into an Employment Agreement (the “Goranson Agreement”), which has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Goranson Agreement, Mr. Goranson will be paid an annual salary of US$270,864 (the “Goranson Base Salary”), subject to review and increase at the discretion of the Registrant. Pursuant to the Goranson Agreement, Mr. Goranson will act as Chief Operating Officer of the Registrant.

Mr. Goranson is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Registrant’s benefit plans extended to other employees of the Registrant with similar position or level. In addition, Mr. Goranson has a cash bonus opportunity during each calendar year with a target equal to 40% (the “Goranson Target Cash Bonus Percentage”) of his Base Salary (the “Goranson Target Cash Bonus”), in accordance with the Registrant’s Short Term Incentive Plan, and an equity award opportunity during each calendar year with a target value equal to 80% (the “Goranson Target Equity Award Percentage”) of his Base Salary (the “Goranson Target Equity Award”), in accordance with the Registrant’s Long Term Incentive Plan.

The Registrant may terminate the Goranson Agreement for just cause, without just cause or in the event of a disability. Mr. Goranson may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Goranson Base Salary, Goranson Target Cash Bonus Percentage or Goranson Target Equity Award Percentage; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Goranson’s employment is terminated by the Registrant without just cause or upon a disability or by the Registrant giving a notice not to renew the Goranson Agreement, or Mr. Goranson elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Goranson Severance Amount”) equal to one and one-half (1½) times the sum of the Goranson Base Salary, the Goranson Target Cash Bonus and the Goranson Target Equity Award for the full year in which the date of termination occurs.

Further, in the event that upon a change of control, Mr. Goranson’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Registrant’s obligations under Mr. Goranson’s employment agreement with the Registrant, then Mr. Goranson’s employment will be deemed to have been terminated without just cause and Mr. Goranson will be entitled to receive the same Goranson Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Goranson’s employment is terminated without just cause or for a disability, or Mr. Goranson elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Goranson Severance Amount described above, all of Mr. Goranson’s unvested stock options and restricted stock units will automatically vest.

Mr. Goranson is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Goranson may not solicit any business from any customer, client or business relation of the Registrant, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Registrant.

This description of the material terms of the Goranson Agreement does not purport to be complete and is qualified in its entirety by reference to the Goranson Agreement which will be filed as an exhibit to the Registrant’s Form 10-K for the year ended December 31, 2017.

Mr. Goranson, aged 56, was previously the Registrant’s Executive Vice President, ISR Operations. Mr. Goranson has over thirty years of mining, processing and regulatory experience in the uranium extraction industry that includes both conventional and in-situ recovery ("ISR") mining. Prior to the acquisition of Uranerz Energy Corp. (“Uranerz”) by the Registrant, Mr. Goranson served as President, Chief Operating Officer and a Director for Uranerz, where he was responsible for operations of the Nichols Ranch ISR Uranium Project. Prior to his time with Uranerz, Mr. Goranson was President of Cameco Resources, a wholly-owned U.S. subsidiary of Cameco Corporation. Mr. Goranson was responsible for executing the "Double U" growth strategy for Cameco's U.S. operations, including developing production expansion projects such as the North Butte ISR uranium recovery facility and the refurbishment of the Highland Central Processing Plant. While President of Cameco Resources, Mr. Goranson's responsibilities included executive leadership for the operations at the Smith Ranch-Highland, Crow Butte and North Butte ISR uranium recovery facilities. Prior to Cameco Resources, Mr. Goranson was Vice President of Mesteña Uranium LLC (“Mesteña”) where he led the construction, start-up and operation of the Alta Mesa project. Prior to Mesteña, Mr. Goranson was the manager for radiation safety, regulatory compliance and licensing with Rio Algom Mining LLC, a division of BHP Billiton. Mr. Goranson is a registered Professional Engineer, and holds a Master of Science in Environmental Engineering from Texas A&M University, Kingsville along with a Bachelor of Science in Natural Gas Engineering from Texas A&I University, Kingsville. Mr. Goranson is a Director of enCore Energy Corp. (TSXV:EU).

There are no family relationships among Mr. Goranson and the members of the Board or the other members of senior management of the Registrant.

Matthew J. Tarnowski

On February 14, 2018, the Registrant and Mr. Matthew J. Tarnowski entered into an Employment Agreement (the “Tarnowski Agreement”), which has a term of two years and will automatically renew for additional one year terms unless either party provides a notice not to renew at least 90 days prior to the end of the initial two-year term or any subsequent one-year term. Pursuant to the Tarnowski Agreement, Mr. Tarnowski will be paid an annual salary of US$147,744 (the “Tarnowski Base Salary”), subject to review and increase at the discretion of the Registrant. Pursuant to the Tarnowski Agreement, Mr. Tarnowski will act as Chief Accounting Officer and Controller of the Registrant.

Mr. Tarnowski is also entitled to receive benefits such as health insurance, vacation and other benefits consistent with the Registrant benefit plans extended to other employees of the Registrant with similar position or level. In addition, Mr. Tarnowski is eligible for the award of annual cash incentive compensation and to receive compensation under the Registrant’s Equity Incentive Plan although any such bonuses or compensation are at the discretion of the Registrant.

The Registrant may terminate the Tarnowski Agreement for just cause, without just cause or in the event of a disability. Mr. Tarnowski may terminate his employment for “good reason” upon occurrence of any of the following: (i) a material reduction or diminution in his level of responsibility or office; (ii) a reduction in the Tarnowski Base Salary of more than 5%; or (iii) a proposed forced relocation to another geographic location greater than 50 miles from his current location at the time a move is requested after a change of control.

In the event Mr. Tarnowski’s employment is terminated by the Registrant without just cause or upon a disability or by the Registrant giving a notice not to renew the Tarnowski Agreement, or Mr. Tarnowski elects to resign for good reason, or upon his death, he or his estate will be entitled to severance pay (the “Tarnowski Severance Amount”) in an amount equal to one times (the “Tarnowski Severance Factor”) the Tarnowski Base Salary at the time of termination and an amount equal to the greater of (i) the Tarnowski Severance Factor times the highest total aggregate cash bonus paid to Mr. Tarnowski in any of the last three calendar years or the year in which the termination occurs or (ii) 15% of the Tarnowski Base Salary in effect at the time of such termination.

Further, in the event that upon a change of control, Mr. Tarnowski’s employment is terminated and/or the successor entity does not assume and agree to perform all of the Registrant’s obligations under Mr. Tarnowski’s employment agreement with the Registrant, then Mr. Tarnowski’s employment will be deemed to have been terminated without just cause and Mr. Tarnowski will be entitled to receive the same Tarnowski Severance Amount as described above for a termination without just cause under the normal course. In addition, if Mr. Tarnowski’s employment is terminated without just cause or for a disability, or Mr. Tarnowski elects to resign for good reason, within 12 months after a change in control, then, in addition to the payment of the Tarnowski Severance Amount described above, all of Mr. Tarnowski’s unvested stock options and restricted stock units will automatically vest.

Mr. Tarnowski is subject to non-solicitation provisions during the term of his employment agreement and for a period of 12-months after termination, under which Mr. Tarnowski may not solicit any business from any customer, client or business relation of the Registrant, or hire or offer to hire or entice any officer, employee consultant or business relation away from the Registrant.

This description of the material terms of the Tarnowski Agreement does not purport to be complete and is qualified in its entirety by reference to the Tarnowski Agreement which will be filed as an exhibit to the Registrant’s Form 10-K for the year ended December 31, 2017.

Mr. Tarnowski, aged 35, was previously the Registrant’s Controller, a position he held since June 2015. From June 2011 to June 2015 Mr. Tarnowski was Accounting Manager for the Registrant. Prior to joining the Registrant in June 2011, Mr. Tarnowski worked in the accounting department of DISH Network Corporation, in Englewood Colorado, and worked in internal audit for Lithia Motors, Inc., headquartered in Medford Oregon. Mr. Tarnowski holds a Bachelor’s of Science, Business Administration, in Finance from Colorado State University, Fort Collins.

There are no family relationships among Mr. Tarnowski and the members of the Board or the other members of senior management of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY FUELS INC.
(Registrant)

Dated: February 16, 2018	By: /s/ David C. Frydenlund
David C. Frydenlund
Senior Vice President, General Counsel and Corporate Secretary

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